Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of Sionna Therapeutics, Inc. (the “Company”) for the fiscal year ended December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 2, 2026	By:	/s/ Michael Cloonan
Michael Cloonan
President and Chief Executive Officer (Principal Executive Officer)

Date: March 2, 2026	By:	/s/ Elena Ridloff
Elena Ridloff
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)